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                                    NORTHSTAR
                                  EQUITY TRUST
                         ANNUAL REPORT TO SHAREHOLDERS
                               December 31, 1998
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     NORTHSTAR EQUITY TRUST
     ANNUAL REPORT
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                      ---------
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                                                                 MARK L. LIPSON

Dear Shareholders:

We are pleased to provide you with the annual report of the Northstar Equity Trust for the year ended December 31, 1998. We are gratified with your decision to entrust your assets to the Northstar Equity Trust and are confident that we can assist you in reaching your financial objectives. Our goal is to provide you with long term consistent and superior results through fundamental research, analysis, and traditional investment disciplines. Following this letter is a summary of the results of the Northstar Mid-Cap Growth Fund by Mary Lisanti, Chief Investment Officer -- Equities and co-manager of the Fund. We hope you will find this informative.

The past year saw significant turmoil in the financial markets. While the U.S. equity market started off the year strongly, it experienced its most significant correction since 1990 in the late summer/ early fall as the default of Russia, worries about passage of a Japanese banking reform bill, and concern over the possible impeachment of the U.S. President weighed heavily on investor psychology. The bond market also experienced significant dislocations as the global uncertainty caused a flight to quality and Treasury bonds rallied strongly while high yield debt dropped sharply. A continued drop in commodity prices combined with continued decline in the Asian economies and excess productive capacity there gave rise to fears of the worst of economic scenarios -- a global economic slowdown combined with a downward deflationary spiral. The overleverage at Long Term Capital and other hedge funds led to a severe liquidity crunch and shook confidence in the stability of our banks. The aggressive Fed easing in the wake of the Long Term Capital bailout reversed investor psychology early in the fourth quarter and stocks staged a strong rally. The S&P 500 returned 28.6% for the year, its fourth year of over 21% gains -- a phenomenon last experienced in the 1950s -- while the NASDAQ returned 39.7% for the year.

Fears of the worst of all economic scenarios proved to be unfounded in 1998. The turmoil in Asia had minimal impact on our exports and was of great benefit to the consumer, as we are a big importer of Asian goods. As a result, U.S. GDP continued to grow strongly in 1998, advancing at about a 3% rate, while inflation continues at a low level -- about 1.5% -- and employment continues to be strong. However, the impact of the continuing slowdown in Asia began to be seen on global economic growth and corporate profits in the second half of the year. While the S&P 500 experienced a double-digit correction, many other asset classes, such as smaller and mid-capitalization equity issues and high yield issues, experienced corrections much more severe in size and scope as investors sought safe havens. While we saw a rebound in the equity classes in the fourth quarter, many smaller and mid-capitalization issues still stand at significant valuation discounts to the larger S&P 500 equities, and the same holds true for corporate and high-yield bond spreads relative to Treasury bonds.

We believe the investment environment may continue to be volatile in 1999. While concerns remain that the U.S. economy may slow as we move through 1999, since the default of Russia at the end of August we have seen 68 interest rate cuts globally as central banks' policies have shifted from containing inflation to fostering economic growth. It appears that while Asian economies are stabilizing, South America appears to be at some risk of economic turmoil as Brazil devalues. Since South America is one of our biggest trading partners, accounting for approximately 21% of our trade, a sharp slowdown in that part of the world might have a negative impact on our economic growth in 1999. The advent of the Euro and the accelerating deregulation in Europe, while it creates great opportunity, also creates some uncertainty as it is the first time that Europe has attempted a unified currency. Domestically, we began the first impeachment trial of a sitting President in over 130 years. While concerns over profit growth remain, the global slowdown we have experienced over the past year has led to declining operating profits from the S&P 500 companies and a new round of layoffs and cost-cutting -- indeed, in 1998 layoffs were at record levels. This implies that we will see a bottom in profit growth for the S&P 500 sometime in the next several quarters. Certain sectors of the economy, such as technology, appear to have already seen the trough in profits.

Although volatility may continue to be higher than average, we believe the worst of the liquidity crisis may be behind us. The longer-term investment environment continues to be favorable. Although valuations remain at high levels, they are supported by very strong fundamentals. All throughout this decade, U.S. corporations have improved their efficiency and profitability by strategic investments in productivity improving technology, and that trend has continued as we look to 1999. The replacement of human labor with technology appears to be mildly deflationary, which implies we can have strong economic growth coexist with low inflation, low unemployment and low interest rates. These trends appear to be secular, not cyclical, and imply a positive investment environment for financial markets. We expect to see broader participation among the higher-risk asset classes as we move through 1999; historically, those asset classes have responded well to Fed easing, and, to a reacceleration in corporate profits.

We note with great conviction that attempts to "time" the market often prove counterproductive. Investors are strongly urged to focus on the long term. Consistent disciplined investing is the proven method of achieving attractive returns and meeting your financial objectives. We continue to support this philosophy and look foward to serving your investment needs in the future.

Sincerely,
[SIGNATURE GOES HERE]


Mark L. Lipson
President
January 30, 1999


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     NORTHSTAR EQUITY TRUST
     MID-CAP GROWTH FUND
----------------------------------------------------------------------
                                                                           ----
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                                                 MARY LISANTI    JEFF BERNSTEIN

THE MARKETS
   o The markets experienced severe volatility during the year. While the first half of the year was strong, in the second half of the year investors experienced the most severe correction since 1990, as Russia's default and the overleverage at hedge funds -- most notably Long Term Capital -- led to a liquidity crunch in the Fall. The Federal Reserve eased aggressively in the wake of the Long Term Capital bailout, and the market responded by rallying strongly in the fourth quarter.
   o The market continued to be dominated by large liquid issues. Although in the wake of the correction, the market broadened out and smaller stocks participated, they lagged badly for the year. For the year, the Dow Jones Industrial average rose 18.1%, the S&P 500 rose 28.6%, and the NASDAQ composite rose 39.7%, while the Russell 2000 returned (2.5%) for the year. This marks the second year of severe underperformance for smaller capitalization issues. At the end of the year, the valuation disparity between large companies and small companies was the widest it had been in over twenty years.

THE FUND
   o The Northstar Mid-Cap Growth Fund was launched in the third quarter of 1998. We viewed the correction in that quarter as a buying opportunity, as we saw no new structural negatives in the U.S. economy and believed the Fed could and would provide some stabilization by supplying liquidity to the financial system. Many great mid-sized growth companies had declined to valuation levels last seen in 1990 and we took advantage of the weakness to initiate positions in many companies at what we believed would be bargain prices. The Fund participated strongly in the rally in the fourth quarter due to the purchases made during the correction. Since August 20, 1998 (the Fund's inception) through December 31, 1998, the Fund has risen 29.6%, 29.7%, 29.6%, and 29.9% for Class A,B,C, and I, respecitvely, versus an 18.5% return for its benchmark, the S&P Midcap
     Index.
   o The Fund focuses on companies with leading-edge positions in secular growth industries and is structured around to secular themes. As a result, it is underweight in more cyclical industries such as Energy, Financials, and Consumer Cyclicals relative to its benchmark and overweight in more secular growth areas such as Telecommunications, Technology, and Healthcare. Among its more significant themes were The Ubiquitous Semiconductor, The Life Sciences Revolution and Life on The Net.

CURRENT STRATEGY
   o Since the Federal Reserve's first rate cut in the fall of 1998, we have had 68 interest rate cuts worldwide as the central banks' focus has shifted from containing inflation to fostering economic growth. The broader market participation that we saw in the fourth quarter should continue as we move through 1999, as a result of this shift in policy. However, economic growth may be slow, particularly on a global scale, as an overhang of debt may mute consumption in many parts of the world. In such an environment, mid-cap companies may represent the "best of all worlds" -- they are small and focused enough to provide strong earnings growth, but offer a bit more stability and liquidity than small capitalization stocks. We believe as investors focus on earnings growth, they will increasingly look to mid-sized and smaller companies.
   o We believe the Fund is well positioned in the current environment. The
     Fund remains focused on high quality companies with solid business models that will enable them to generate consistent earnings growth, even in a challenging global economic environment, and that sell at reasonable valuations to their growth prospects over the next several years. Many of the mid-sized companies in which the Fund is invested are the class from which the new global leaders will emerge and as such have opportunities for further expansion as we move into 1999 and beyond.
--------------------------------------------------------------------------------
FUND INFORMATION (ALL DATA ARE AS OF 12/31/98)TOTAL NET ASSETS $34,277,942
--------------------------------------------------------------------------------


TOP 10 HOLDINGS                              TOP 5 INDUSTRIES                          SEC AVERAGE ANNUAL RATES OF RETURN
NAME                            %FUND        (by percentage of net assets)             (at maximum applicable sales charge)
o1  America Online, Inc.         3.6%        Computer Software     [12.8%]            ---------------------------------------------
o2  VeriSign, Inc.               1.6%                                                                 Inception    5 years   1 year
o3  Macromedia, Inc.             1.5%        Consumer Cyclicals    [12.3%]            ---------------------------------------------
o4  MedImmune, Inc.              1.5%                                                 Class A           23.43%       N/A       N/A
o5  Teradyne, Inc.               1.5%        Internet Services     [8.6%]             ---------------------------------------------
o6  VISX, Inc.                   1.5%                                                 Class B           24.70%       N/A       N/A
o7  Micron Technology, Inc.      1.4%        Semiconductor         [7.6%]             ---------------------------------------------
o8  Solectron Corp.              1.4%                                                 Class C           28.60%       N/A       N/A
o9  Williams-Sonoma, Inc.        1.4%        Financial             [7.5%]             ---------------------------------------------
o10 Best Buy Co., Inc.           1.3%
                                 ----                                                  CUMULATIVE TOTAL RETURN
                                16.7%                                                 (do not reflect sales charge)
                                =====                                                 ---------------------------------------------
                                                                                                      Inception    5 years   1 year
                                                                                      ---------------------------------------------
                                                                                      Class A           29.60%       N/A       N/A
                                                                                      ---------------------------------------------
                                                                                      Class B           29.70%       N/A       N/A
                                                                                      ---------------------------------------------
                                                                                      Class C           29.60%       N/A       N/A
                                                                                      ---------------------------------------------
                                                                                      Class I           29.90%       N/A       N/A
                                                                                      ---------------------------------------------

                                                                              3
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   NORTHSTAR
     MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR MID-CAP GROWTH FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

  In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended December 31, 1998, with all distributions reinvested in shares. The average annualized total return for Class A shares of 23.43% for the period since the classes' inception on August 20, 1998 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 24.70%, 28.60%, and 29.90% for Class B, Class C, and Class I shares, respectively, and total returns since inception on August 20, 1998, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charges for Class B shares of 5.00% declines to 0% after 5 years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.


[CHARTS WITH PLOT POINTS GO HERE]




NORTHSTAR MID-CAP GROWTH FUND--CLASS A
(IN THOUSANDS)
     AVERAGE ANNUAL TOTAL RETURN
     SINCE INCEPTION 23.43%

         8/20/98      8/31/98     9/30/98     10/31/98     11/30/98     12/31/98
         -----------------------------------------------------------------------
CLASS A    9.52        8.64        9.18         9.69         10.54        12.34
         -----------------------------------------------------------------------
S&P 400   10.00        8.45        9.24        10.07         10.57        11.85
         -----------------------------------------------------------------------



NORTHSTAR MID-CAP GROWTH FUND--CLASS B
(IN THOUSANDS)
      AVERAGE ANNUAL TOTAL RETURN
      SINCE INCEPTION 24.70%


         8/20/98      8/31/98     9/30/98     10/31/98     11/30/98     12/31/98
         -----------------------------------------------------------------------
CLASS B   10.00        9.07        9.66        10.21         11.09        12.97
         -----------------------------------------------------------------------
S&P 400   10.00        8.45        9.24        10.07         10.57        11.85
         -----------------------------------------------------------------------



NORTHSTAR MID-CAP GROWTH FUND--CLASS C
(IN THOUSANDS)
      AVERAGE ANNUAL TOTAL RETURN
      SINCE INCEPTION 28.60%


         8/20/98      8/31/98     9/30/98     10/31/98     11/30/98     12/31/98
         -----------------------------------------------------------------------
CLASS C   10.00        9.07        9.66        10.20         11.08        12.96
         -----------------------------------------------------------------------
S&P 400   10.00        8.45        9.24        10.07         10.57        11.85
         -----------------------------------------------------------------------

NORTHSTAR MID-CAP GROWTH FUND--CLASS I
(IN THOUSANDS)
      AVERAGE ANNUAL TOTAL RETURN
      SINCE INCEPTION 29.90%


         8/20/98      8/31/98     9/30/98     10/31/98     11/30/98     12/31/98
         -----------------------------------------------------------------------
CLASS I   10.00        9.07        9.66        10.20         11.09        12.99
         -----------------------------------------------------------------------
S&P 400   10.00        8.45        9.24        10.07         10.57        11.85
         -----------------------------------------------------------------------

4


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   NORTHSTAR MID-CAP GROWTH FUND
   PORTFOLIO OF INVESTMENTS
   DECEMBER 31, 1998
--------------------------------------------------------------------------------
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
Security                                               Shares          Value
---------------------------------------------   -------------   ------------
COMMON STOCKS -- 97.36%
BIOTECHNOLOGY -- 6.20%
Agouron Pharmaceuticals, Inc. @                      6,000       $  352,500
Biogen, Inc. @                                       4,300          356,900
Chiron Corp. @                                      11,500          301,156
Elan Corp. PLC @**                                   3,500          243,469
Gilead Sciences, Inc. @                              4,700          192,994
MedImmune, Inc. @                                    5,000          497,187
PathoGenesis Corp. @                                 3,100          179,800
                                                                 ----------
                                                                  2,124,006
                                                                 ----------
CAPITAL GOODS -- 3.74%
Jabil Circuit, Inc. @                                5,600          417,900
Mettler-Toledo International, Inc. @                 8,600          241,338
Sealed Air Corp. @                                   3,100          158,294
Solectron Corp. @                                    5,000          464,687
                                                                 ----------
                                                                  1,282,219
                                                                 ----------
COMMUNICATION SERVICE -- 1.33%
RSL Communications, Ltd.@ @@                         4,000          118,000
Sprint Corp. (PCS Group) @                          14,600          337,625
                                                                 ----------
                                                                    455,625
                                                                 ----------
COMPUTER COMMUNICATIONS -- 1.34%
3Com Corp. @                                         6,900          309,206
Ascend Communications, Inc. @                        2,300          151,225
                                                                 ----------
                                                                    460,431
                                                                 ----------
COMPUTER SOFTWARE -- 12.76%
Aspect Development, Inc. @                           7,700          341,206
Check Point Software Technologies Ltd. @ @@          6,300          288,619
Citrix Systems, Inc. @                               4,300          417,369
Compuware Corp. @                                    5,300          414,062
Legato Systems, Inc. @                               5,500          362,656
Macromedia, Inc. @                                  15,100          508,681
Mastech Corp. @                                     12,200          349,225
Novell, Inc. @                                      14,300          259,188
Oracle Corp. @                                       4,100          176,813
Rational Software Corp. @                           14,800          392,200
Sapient Corp. @                                      7,600          425,600
TSI International Software Ltd. @                    5,500          263,312
Wind River Systems, Inc. @                           3,700          173,900
                                                                 ----------
                                                                  4,372,831
                                                                 ----------

   NORTHSTAR MID-CAP GROWTH FUND
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------


Security                                           Shares          Value
-----------------------------------------   -------------   ------------
CONSUMER CYCLICALS -- 12.29%
Abercrombie & Fitch Co. @                        5,200       $  367,900
Amazon.com, Inc. @                                 450          144,563
American Eagle Outfitters, Inc. @                6,400          426,400
Dollar Tree Stores, Inc. @                       7,100          310,181
Family Dollar Stores, Inc.                       7,100          156,200
Gemstar International Group Ltd.@ @@             4,400          251,900
Linens 'n Things, Inc. @                         8,100          320,963
MIPS Technologies, Inc. @                       10,500          336,000
Office Depot, Inc. @                             9,200          339,825
Staples, Inc. @                                  7,900          345,131
Sunrise Assisted Living, Inc. @                  8,300          430,562
The Men's Wearhouse, Inc. @                      9,300          295,275
Williams-Sonoma, Inc. @                         12,100          487,781
                                                             ----------
                                                              4,212,681
                                                             ----------
CONSUMER STAPLES --  2.11%
Fox Entertainment Group, Inc. @                  2,900           73,044
Infinity Broadcasting Corp. @                    6,300          172,462
PSS World Medical, Inc. @                       13,900          319,700
Ticketmaster Online-CitySearch, Inc. @           2,800          156,800
                                                             ----------
                                                                722,006
                                                             ----------
DIVERSIFIED COMMERICAL SERVICES -- 1.08%
Abacus Direct Corp. @                            5,900          268,450
Paychex, Inc.                                    2,000          102,875
                                                             ----------
                                                                371,325
                                                             ----------
DIVERSIFIED ELECTRONIC PRODUCTS -- 0.93%
Uniphase Corp. @                                 4,600          319,125
                                                             ----------
DRUG STORE CHAINS -- 0.65%
Express Scripts, Inc. @                          3,300          221,513
                                                             ----------
EDP PERIPHERALS -- 2.44%
Electronics for Imaging, Inc. @                  9,600          385,800
Network Appliance, Inc.                          3,800          171,000
Quantum Corp. @                                 13,100          278,375
                                                             ----------
                                                                835,175
                                                             ----------
EDP SERVICES -- 7.08%
American Management Systems, Inc. @              9,300          372,000
Concord Communications, Inc. @                   6,400          363,200
International Network Services @                 5,700          379,050
National Data Corp.                              8,200          399,237
Policy Management Systems Corp. @                2,600          131,300
The BISYS Group, Inc.                            7,100          366,538
Whittman-Hart, Inc. @                           15,100          417,137
                                                             ----------
                                                              2,428,462
                                                             ----------
ELECTRONIC PRODUCTION/EQUIPMENT -- 4.28%
KLA-Tencor Corp. @                               8,300          360,013
Novellus Systems, Inc. @                         6,500          321,750
Synopsys, Inc. @                                 5,000          271,250
Teradyne, Inc. @                                12,100          512,737
                                                             ----------
                                                              1,465,750
                                                             ----------

   NORTHSTAR MID-CAP GROWTH FUND
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
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
Security                                        Shares          Value
--------------------------------------   -------------   ------------
FINANCIAL -- 7.49%
AFLAC, Inc.                                   9,800       $  431,200
First Union Corp.                             5,500          334,469
Firstar Corp.                                 1,748          163,001
Merrill Lynch & Co., Inc.                     2,600          173,550
Morgan Stanley Dean Witter & Co.              1,900          134,900
Providian Financial Corp.                     4,500          337,500
SunTrust Banks, Inc.                          3,900          298,350
The Charles Schwab Corp.                      7,800          438,262
Zions Bancorp.                                4,100          255,738
                                                          ----------
                                                           2,566,970
                                                          ----------
GENERIC DRUGS -- 0.82%
Watson Pharmaceuticals, Inc. @                4,500          282,938
                                                          ----------
INTERNET SERVICES -- 8.64%
America Online, Inc. @                        7,800        1,248,000
Excite, Inc. @                                6,200          260,788
Infoseek Corp. @                              6,100          301,187
Inktomi Corp. @                               2,100          271,688
VeriSign, Inc. @                              9,500          561,687
Xoom.com, Inc. @                              1,800           59,400
Yahoo!, Inc. @                                1,100          260,631
                                                          ----------
                                                           2,963,381
                                                          ----------
MANAGED HEALTH CARE --  2.34%
Humana, Inc.                                 13,400          238,688
Oxford Health Plans, Inc. @                  17,900          266,262
Wellpoint Health Networks, Inc. @             3,400          295,800
                                                          ----------
                                                             800,750
                                                          ----------
MEDICAL/DENTAL DISTRIBUTORS --  0.94%
Allegiance Corp.                              6,900          321,713
                                                          ----------
MEDICAL ELECTRONICS --  1.53%
VISX, Inc. @                                  6,000          524,625
                                                          ----------
MEDICAL SPECIALTIES -- 1.80%
Becton, Dickinson & Co.                       5,700          243,319
Biomet, Inc.                                  6,700          269,675
ResMed, Inc. @                                2,300          104,362
                                                          ----------
                                                             617,356
                                                          ----------
MEDICAL/NURSING SERVICES -- 1.17%
Pediatrix Medical Group, Inc. @               6,700          401,581
                                                          ----------
OFFICE EQUIPMENT/SUPPLIES -- 1.20%
Lexmark International Group, Inc. @           4,100          412,050
                                                          ----------
OFFICE/PLANT AUTOMATION -- 0.87%
Newbridge Networks Corp. @ @@                 9,800          297,675
                                                          ----------
PHARMACEUTICALS -- 1.21%
Sepracor, Inc. @                              4,700          414,188
                                                          ----------
RECREATIONAL PRODUCTS/TOYS -- 0.49%
Acclaim Entertainment, Inc. @                13,700          167,825
                                                          ----------

   NORTHSTAR MID-CAP GROWTH FUND
   PORTFOLIO OF INVESTMENTS
   DECEMBER 31, 1998
--------------------------------------------------------------------------------


Security                                                                        Shares/Principal Amount            Value
---------------------------------------------------------------------------   -------------------------   --------------
SEMICONDUCTOR -- 7.56%
Altera Corp. @                                                                                  4,000      $   243,500
Broadcom Corp. @                                                                                1,400          169,050
C-Cube Microsystems, Inc. @                                                                     5,900          160,038
Linear Technology Corp.                                                                         3,200          286,600
Maxim Integrated Products, Inc. @                                                               6,200          270,862
Microchip Technology, Inc. @                                                                   12,500          462,500
Micron Technology, Inc.                                                                         9,600          485,400
Texas Instruments, Inc.                                                                         1,900          162,569
Xilinx, Inc. @                                                                                  5,400          351,675
                                                                                                          ------------
                                                                                                             2,592,194
                                                                                                          ------------
TELECOMMUNICATIONS EQUIPMENT -- 4.15%
ADC Telecommunications, Inc. @                                                                  9,700          337,075
Comverse Technology, Inc. @                                                                     6,200          440,200
General Instrument Corp. @                                                                      9,800          332,587
Motorola, Inc.                                                                                  5,100          311,419
                                                                                                          ------------
                                                                                                             1,421,281
                                                                                                          ------------
UTILITIES -- 0.92%
Montana Power Co.                                                                               5,600          316,750
                                                                                                          ------------
TOTAL COMMON STOCKS
(cost $24,002,961)                                                                                          33,372,426
                                                                                                          ------------
TOTAL INVESTMENT SECURITIES -- 97.36%
(cost $24,002,961)                                                                                          33,372,426
REPURCHASE AGREEMENT -- 5.31%
Agreement with State Street Bank and Trust bearing interest at 4.70% dated
12/31/98, to be repurchased 1/04/99 in the amount of $1,821,951 and collateralized by $1,810,000 U.S. Treasury Notes, 5.75% due 11/15/00,
value $1,858,294
(cost $1,821,000)                                                                          $1,821,000        1,821,000
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.67%)                                                              (915,484)
                                                                                                          ------------
NET ASSETS -- 100.00%                                                                                      $34,277,942
                                                                                                          ============

@  Non-income producing security.
** American Depositary Receipt.
@@ Foreign security.

See accompanying notes to financial statements.

   NORTHSTAR EQUITY TRUST
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
[GRAPHIC GOES HERE]


                                                                                                  Northstar
                                                                                                    Mid-Cap
                                                                                                Growth Fund
                                                                                             --------------
ASSETS:
Investments in securities, at value (cost $24,002,961)                                        $33,372,426
Repurchase agreements                                                                           1,821,000
Cash                                                                                               38,490
Receivable for investments sold                                                                   419,395
Dividends and interest receivable                                                                   2,540
Receivable for shares of beneficial interest sold                                                     375
                                                                                              -----------
   Total Assets                                                                                35,654,226
                                                                                              -----------
LIABILITIES:
Payable for investments purchased                                                               1,296,458
Investment advisory fee payable                                                                    26,497
Audit fee payable                                                                                  19,374
Custodian fee payable                                                                              14,761
Printing fee payable                                                                                7,986
Registration fee payable                                                                            4,316
Administrative service fees payable                                                                 2,650
Transfer agent fee payable                                                                          1,694
Distribution fee payable                                                                              304
Accrued expenses                                                                                    2,244
                                                                                              -----------
   Total Liabilities                                                                            1,376,284
                                                                                              -----------
NET ASSETS                                                                                    $34,277,942
                                                                                              ===========
NET ASSETS ARE COMPOSED OF:
Capital paid in for shares of beneficial interest, $.01 par value outstanding
(unlimited shares authorized)                                                                  25,608,160
Accumulated net realized loss on investments                                                     (699,683)
Net unrealized appreciation of investments                                                      9,369,465
                                                                                              -----------
   Net Assets                                                                                 $34,277,942
                                                                                              ===========
CLASS A:
Net Assets                                                                                    $   609,626
                                                                                              -----------
Shares outstanding                                                                                 47,045
                                                                                              -----------
Net asset value and redemption value per share (net assets/shares outstanding)                $     12.96
                                                                                              ===========
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering      $     13.61
price)                                                                                        ===========

CLASS B:
Net Assets                                                                                    $   140,643
                                                                                              -----------
Shares outstanding                                                                                 10,841
                                                                                              -----------
Net asset value and offering price per share* (net assets/shares outstanding)                 $     12.97
                                                                                              ===========
CLASS C:
Net Assets                                                                                    $    86,983
                                                                                              -----------
Shares outstanding                                                                                  6,711
                                                                                              -----------
Net asset value and offering price per share* (net assets/shares outstanding)                 $     12.96
                                                                                              ===========
CLASS I:
Net Assets                                                                                    $33,440,690
                                                                                              -----------
Shares outstanding                                                                              2,574,798
                                                                                              -----------
Net asset value, offering and redemption price per share (net assets/shares outstanding)      $     12.99
                                                                                              ===========

* Redemption price per share varies with the length of time Class B and C shares are held.
See accompanying notes to financial statements.

   NORTHSTAR EQUITY TRUST
   STATEMENT OF OPERATIONS
   FOR THE PERIOD AUGUST 20, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH
   DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                              Northstar
                                                                Mid-Cap
                                                            Growth Fund
                                                         --------------
INVESTMENT INCOME:
Dividends                                                  $   13,634
Interest                                                       45,052
                                                           ----------
Total investment income                                        58,686
                                                           ----------
EXPENSES:
Investment advisory fees                                       73,797
Distribution fees:
  Class A                                                         403
  Class B                                                         141
  Class C                                                         115
Transfer agent fees and expenses:
  Class A                                                         144
  Class B                                                          56
  Class C                                                          33
  Class I                                                       1,736
Audit                                                          24,124
Custodian and fund accounting                                  20,863
Printing and postage                                            8,050
Administrative service fees                                     7,380
Registration fees                                               7,208
Trustee                                                         4,445
Miscellaneous                                                     950
                                                           ----------
                                                              149,445
Less expenses reimbursed by management company                 37,687
                                                           ----------
   Total expenses                                             111,758
                                                           ----------
Net investment loss                                           (53,072)
                                                           ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on investments                             (699,683)
Net change in unrealized appreciation of investments        9,369,465
                                                           ----------
Net realized and unrealized gain on investments             8,669,782
                                                           ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $8,616,710
                                                           ==========

See accompanying notes to financial statements.

   NORTHSTAR EQUITY TRUST
   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
[GRAPHIC GOES HERE]



                                                                                   Northstar
                                                                                    Mid-Cap
                                                                                  Growth Fund
                                                                             ---------------------
                                                                                 For the period
                                                                               August 20, 1998(1)
                                                                              to December 31, 1998
                                                                             ---------------------
FROM OPERATIONS:
Net investment loss ......................................................        $   (53,072)
Net realized loss on investments .........................................           (699,683)
Net change in unrealized appreciation of investments .....................          9,369,465
                                                                                  -----------
  Increase in net assets resulting from operations .......................          8,616,710

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares .........................................         25,619,790
Cost of shares redeemed ..................................................            (58,558)
                                                                                  -----------
Net increase in net assets derived from capital share transactions .......         25,561,232
                                                                                  -----------
Net increase in net assets ...............................................         34,177,942

NET ASSETS:
Beginning of period ......................................................            100,000
                                                                                  -----------
End of period ............................................................        $34,277,942
                                                                                  ===========

(1) Commencement of operations.
 See accompanying notes to financial statements.

   NORTHSTAR EQUITY TRUST
   FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   THE PERIOD
--------------------------------------------------------------------------------


                                                                    Net
            Net Asset                Net realized      Total       Asset
              Value,        Net      & unrealized      from        Value,
  Period    beginning   investment      gain on     investment     end of
  Ended     of period      loss       investments   operations     period
---------- ----------- ------------ -------------- ------------ -----------
                             Mid-Cap Growth Fund, Class A
8/20/98-
12/31/98    $  10.00     $ (0.03)      $  2.99       $  2.96     $  12.96
                             Mid-Cap Growth Fund, Class B
8/20/98-
12/31/98       10.00       (0.03)         3.00          2.97        12.97
                             Mid-Cap Growth Fund, Class C
8/20/98-
12/31/98       10.00       (0.04)         3.00          2.96        12.96
                             Mid-Cap Growth Fund, Class I
8/20/98-
12/31/98       10.00       (0.02)         3.01          2.99        12.99



                           Net                         Ratio of       Ratio of net
                         Assets,      Ratio of          expense        investment
                         end of       expenses       reimbursement        loss
  Period      Total      period      to average       to average       to average     Portfolio
   Ended      return     (000's)   net assets (1)   net assets (1)   net assets (1)   turnover
---------- ----------- ---------- ---------------- ---------------- ---------------- ----------
8/20/98-       Mid-Cap Growth Fund, Class A
12/31/98       29.60%   $    610         1.80%            0.62%           (1.10)%        61%
8/20/98-       Mid-Cap Growth Fund, Class B
12/31/98       29.70         140         2.50             0.77            (2.05)         61
8/20/98-       Mid-Cap Growth Fund, Class C
12/31/98       29.60          87         2.50             0.72            (2.04)         61
8/20/98-       Mid-Cap Growth Fund, Class I
12/31/98       29.90      33,441         1.50             0.51            (0.70)         61

(1) Annualized.
 See accompanying notes to financial statements.

   NORTHSTAR EQUITY TRUST
   NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
[GRAPHIC GOES HERE]



NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


      Organization -- The Northstar Equity Trust (the "Trust"), a business trust, was organized under the laws of the Commonwealth of Massachusetts on June 12, 1998 and registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The name of the investment series (the "Fund") which comprises the Trust and its respective investment objectives are set forth below.


      NORTHSTAR MID-CAP GROWTH FUND, ("Mid-Cap Growth Fund") is a diversified portfolio with the investment objective of long term appreciation by investing in equity securities. The Fund seeks to achieve its objective through investments primarily in mid-sized companies the portfolio manager identifies as an above average prospect for growth.


      Security Valuation -- Equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. The books and records of the Fund are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Fund's securities.


      Security Transactions, Investment Income, Expenses -- Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to the Fund's class of shares based upon the relative net asset value.


      Distributions to Shareholders -- Dividends are paid annually by the Mid-Cap Growth Fund. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

      The Fund may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses. As of December 31, 1998, the following amounts have been reclassified between undistributed net investment income, accumulated net realized gain on investments and paid-in-capital:

                                             ACCUMULATED
                           UNDISTRIBUTED     NET REALIZED
                          NET INVESTMENT       GAIN ON       PAID-IN-
                              INCOME         INVESTMENTS     CAPITAL
                         ----------------   -------------   ---------
 Mid-Cap Growth Fund            --          $(53,072)       $53,072

      These restatements did not affect net investment income, net realized gain on investments, or net assets for the period ended December 31, 1998.


      Foreign Currency -- The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.


      Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation (depreciation) of investments and foreign currency arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.


      Foreign Currency Forward Contracts -- The Fund may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties

   NORTHSTAR EQUITY TRUST
   NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

to meet the terms of their contracts and from movement in currency and securities values and interest rates.


      Options -- The Fund may write (sell) and purchase put and call options. The premium collected or paid by the Fund for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which the Fund has sold or purchased expires on the stipulated expiration date, the Fund realizes a gain or loss in the amount of the premium received or paid for the option.


      For written options, the Fund's obligation may be discharged in three ways: (1) the option expires on the stipulated expiration date; (2) the option holder excercises the right to call (buy) or put (sell) the security, or (3) the Fund enters into a closing transaction. If the option is held until expiration, the Fund recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Fund. If the Fund enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Fund from the counterparty and the amount paid by the Fund on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.


      Futures contracts -- The Fund may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.


      Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.


      Variation margin payments are received or made by the Fund each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Fund recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.


      Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.


      Repurchase Agreements -- The Fund's Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.


      Federal Income Taxes -- The Trust intends to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.



      Management's Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR


      Northstar Holding, Inc. (and its wholly-owned operating subsidiaries, Northstar Investment Management Corp., Northstar Distributors, Inc., and Northstar Administrators Corp.) is an indirect wholly-owned subsidiary of Reliastar Financial Corp. Northstar Investment Management Corp. (the "Adviser") serves as the Fund's investment adviser. The Mid-Cap Growth Fund pays the Adviser an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets. For the period ended December 31, 1998, the Adviser earned $73,797 in investment advisory fees. The Adviser has voluntarily undertaken to limit the expenses of the Mid-Cap Growth Fund to 1.80% (Class A), 2.50% (Class B&C), and 1.50% (Class I) of each respective class's average net assets. The Adviser will reimburse the Fund for amounts in excess of such limits, up to the total amount of fees received during the period. As of December 31, 1998, the Adviser's reimbursements totaled $37,687 for the Mid-Cap Growth Fund. Northstar Administrators Corp. (the "Administrator"), an affiliate of the Adviser, serves as the Fund's administrator. The Fund pays the Administrator a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets, and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the period ended December 31, 1998, the

   NORTHSTAR EQUITY TRUST
   NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
[GRAPHIC GOES HERE]





Administrator earned $7,380 in administrative and account servicing fees. Northstar Distributors, Inc. (the "Distributor"), an affiliate of the Adviser and the Administrator, is the distributor of the Fund's shares. Under separate Distribution Plans pertaining to Class A, Class B, and Class C shares, the Trust pays the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, Class B, and Class C shares, and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and Class C shares. Class I does not pay distribution and service fees. The Distributor also receives the proceeds of initial sales charges paid by shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 1998, the Distributor earned the following amounts in sales charges:



                                       CLASS A     CLASS B     CLASS C
                                        SHARES      SHARES     SHARES
                                      ---------   ---------   --------
Initial sales charges                     $0        N/A         N/A
Contingent deferred sales charges         $0         $0          $0

NOTE 3. PURCHASES AND SALES OF INVESTMENT SECURITIES


      The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the period ended December 31, 1998, were as follows:



                            MID-CAP
                          GROWTH FUND
                        --------------
Aggregate purchases      $36,299,498
Aggregate sales          $11,596,854

NOTE 4. PORTFOLIO SECURITIES (TAX BASIS)


      The cost of securities for federal income tax purposes and the aggregate appreciation and depreciation of securities at December 31, 1998 were as follows:



                                                 MID-CAP
                                               GROWTH FUND
                                             --------------
Cost (tax basis)                              $24,002,961
                                              -----------
Appreciated securities                          9,429,331
Depreciated securities                             59,866
                                              -----------
Net unrealized appreciation/depreciation      $ 9,369,465
                                              -----------

NOTE 5. CAPITAL SHARE TRANSACTIONS


     Transactions in capital shares of the Fund for the period ended December 31, 1998, were as follows:



                                                           MID-CAP GROWTH FUND
                       -------------------------------------------------------------------------------------------
                               CLASS A               CLASS B              CLASS C                CLASS I
                       ----------------------- -------------------- ------------------- --------------------------
                          SHARES      AMOUNT    SHARES     AMOUNT    SHARES    AMOUNT      SHARES       AMOUNT
                       ----------- ----------- -------- ----------- -------- ---------- ----------- --------------
Shares sold               43,111    $ 429,944   10,841   $119,263    6,711    $70,583    2,574,798   $25,000,000
Reinvested dividends           0            0        0          0        0          0            0             0
Shares redeemed           (6,066)     (58,558)       0          0        0          0            0             0
                          ------    ---------   ------   --------    -----    -------    ---------   -----------
Net increase              37,045    $ 371,386   10,841   $119,263    6,711    $70,583    2,574,798   $25,000,000
                          ------    ---------   ------   --------    -----    -------    ---------   -----------

   NORTHSTAR EQUITY TRUST
   NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 6. CREDIT RISK AND DEFAULTED SECURITIES


      Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


      For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.


NOTE 7. SECURITY LOANS


      The Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, the Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or all or a portion of the income from investments of the collateral. The Fund also continues to earn income on the securities loaned. At December 31, 1998, the Fund did not have any securities on loan.


NOTE 8. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD


      At December 31, 1998, the Mid-Cap Growth Fund had capital loss carryforwards expiring December 31, 2006 of $699,683.


NOTE 9. LETTER OF CREDIT


      The Northstar Funds, Northstar Equity Trust, Northstar Galaxy Trust and Northstar Trust (collectively the "Funds") have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds pays a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended December 31, 1998, the Fund did not have any loans outstanding.

   NORTHSTAR EQUITY TRUST
   REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
[GRAPHIC GOES HERE]





To the Shareholders and Trustees
of Northstar Equity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly in all material respects, the financial position of the Northstar Mid-Cap Growth Fund of the Northstar Equity Trust (the "Trust"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period August 20, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
                                         PricewaterhouseCoopers LLP
                                         New York, New York
                                         February 5, 1999